PROSPECTUS

SPARX Japan Fund

Seeks long term capital appreciation
by investing in the Japanese equity market

October 31, 2003, as revised April 7, 2004

SPARX [LOGO]

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

The Fund

What every investor should know about the fund	Investment Objective, Strategy and Policies Main Risks Past Performance Expenses Management Financial Highlights	2 3 4 5 6 6

Buying and Selling Shares and Other Shareholder Information

Information for managing your fund account	Before You Invest Buying Shares Selling Shares Dividends, Distributions and Taxes Changes to Your Account Special Features and Services Other Shareholder Information For More Information	6 8 10 13 13 14 14 15

PRIVACY POLICY

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information

We may collect nonpublic personal information about you from the following sources:
•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Web site information, including any information captured through our use of "cookies"; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information

We may share the information we collect (described above) with our affiliates or other companies outside of our organization that perform marketing services on our behalf or to other financial institutions with whom we have marketing agreements for joint products or services. These companies are not permitted to use your information for any purposes beyond the intended use (or as permitted by law). We may also disclose this information to process your fund share transactions or service your account and as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information

We restrict access to nonpublic personal information about you to our employees who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

THE FUND

SPARX Japan Fund

INVESTMENT OBJECTIVE, STRATEGY AND POLICIES

Investment objective

The fund seeks long-term capital appreciation.

Principal investment strategy

Philosophy. The investment philosophy of the fund's investment adviser, SPARX Investment & Research, USA, Inc. (SPARX)-"Macro is the Aggregate of the Micro"-emphasizes stock selection based on a direct-research approach and generally does not focus on economic and other macro trends. SPARX views investment as the participation in the narrowing of the value gap between a company's intrinsic value and its market price. SPARX seeks to determine intrinsic value through a consistent approach, which includes evaluating various factors such as market growth potential, management quality, earnings quality and balance sheet strength.

Process. SPARX focuses on individual stock selection through intensive research of Japanese companies. Such research includes analysis and company visits. Using its experience investing in Japan and its knowledge of Japanese corporate culture, SPARX seeks to identify undervalued companies. SPARX then seeks to identify any catalyst that may narrow the value gap that exists between the company's intrinsic value and its market price. SPARX believes that this consistent approach, which it has applied since its founding, may minimize downside risks and may maximize long-term investment results.

The fund typically sells an investment when the reasons for buying it no longer apply, such as when SPARX determines that a company's prospects have changed or believes that a company's stock is fully valued by the market, or when the company begins to show deteriorating fundamentals. The fund also may sell an investment if it becomes an overweighted portfolio position, as determined by SPARX.

Principal investment policies

The fund normally invests at least 80% of its net assets in equity securities of Japanese companies. The fund will consider a Japanese company to be a company organized under the laws of Japan for which the principal securities trading market is Japan, or that has a majority of its assets or business in Japan. The fund's equity investments may include common stocks, preferred stocks, warrants and other rights, and securities convertible into or exchangeable for common stocks. The fund invests in companies regardless of market capitalization and may purchase securities in initial public offerings (IPOs). Although the fund will be considered a "diversified" mutual fund, the fund may employ a relatively focused investment strategy and may hold securities of fewer issuers than other diversified funds.

The fund invests primarily in securities denominated in Japanese yen. The fund currently intends to engage in currency hedging transactions to seek to minimize the effect of fluctuations in relative values between the Japanese yen and the U.S. dollar. Generally, hedging involves derivatives transactions such as entering into currency forward, options or futures contracts. The fund also may employ other investment techniques, although the fund does not currently intend to engage in derivative transactions other than for hedging purposes.

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

•	Japan investment risk. The fund's performance will be influenced by political, social and economic factors affecting investments in Japanese companies. Since the noted Japanese "Economic Bubble" burst in 1990, Japan has experienced economic difficulties and uncertainty resulting in a deflationary period. Questions have been raised concerning the health of the banking sector and its level of non-performing loans. Whether or not current and proposed structural reforms (concerning such issues as tax reform, banking regulation, corporate governance and fiscal policy) will be effectively adopted and whether or when such would have a positive and continued economic effect cannot be predicted with certainty. Special risks associated with investing outside the U.S., such as investment in Japanese companies, include exposure to currency fluctuations, less liquidity, lack of comprehensive company information, potential imposition of governmental laws and restrictions, and differing accounting, auditing, reporting and legal standards. While investments in all foreign countries are subject to these types of risks, the fund's concentration in Japanese securities could cause the fund's performance to be more volatile than that of more geographically diversified funds.

•	Market risk. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Some of the fund's investments will rise and fall based on investor perception rather than economic factors.

Since the Japanese "Economic Bubble" burst in 1990, when the Japanese stock market was generally considered to be highly overvalued, the Japanese stock market has broadly trended down losing a significant portion of its value, with intermittent periods of recovery. Historically, a large portion of securities listed on Japanese stock markets have been owned by companies and banks with limited ownership by individual investors, which limited the number of participants in the market. While the trend has been toward broader ownership, individual participation continues to be limited when compared with the U.S. markets.

•	Issuer-specific risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services. Since the fund may have a relatively small number of holdings, each holding will have a greater impact on the fund's return, and the fund's share price could fluctuate more, than if the fund had more holdings.

•	Smaller company risk. Mid- and small-size companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently and in lower volumes than those of larger, more established companies, which can adversely affect the pricing and liquidity of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

Investment in securities traded on JASDAQ (Japan's primary over-the-counter market) involves considerations that are not applicable when investing in established, large capitalization companies, including reduced and less reliable information about companies and markets, less stringent accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees, and increased market risk in general.

•	IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

•	Currency hedging risk. The fund's investments denominated in yen are subject to the risk that the yen will decline relative to the U.S. dollar or, for hedged positions, that the U.S. dollar will decline relative to the yen. To seek to offset losses from such declines, the fund currently intends to engage in currency hedging transactions. Generally, this involves buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits.

•	Market sector risk. If the fund's portfolio is overweight or underweight in certain industries or market sectors, the fund's performance may be more or less sensitive to developments affecting those industries or sectors.

•	Derivatives risk. The fund may invest in derivative instruments for hedging purposes, including forward, option and futures contracts (such as those relating to currencies, stocks, indexes and interest rates). A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

[Side Bar] Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund's portfolio generally is not managed for tax-efficiency, and SPARX typically sells portfolio investments based on investment considerations rather than tax strategy. In addition, although the fund seeks long term capital appreciation, SPARX may engage in short-term trading in its discretion, which could result in higher portfolio turnover and produce higher brokerage costs and taxable distributions and lower the fund's after-tax performance accordingly.

PAST PERFORMANCE

As a new fund, past performance information is not available as of the date of this Prospectus.

[Side Bar] What this fund is and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with your investment in the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load).

Fee table
                                                                 Investor                   Institutional
                                                                 shares                     shares
Shareholder transaction fees
% of transaction amount
Maximum redemption fee*                                          2.00%                      2.00%
charged only when selling shares you
have owned for 60 days or less

Annual fund operating expenses
as a % of average daily net assets
Management fee                                                   1.00%                      1.00%
Shareholder servicing and distribution (12b-1) fee               0.25%                      None
Other expenses                                                   1.69%                      1.17%
-------------------------------------------------------------------------------------------------------------
Total                                                            2.94%                      2.17%
Fee waiver and/or expense reimbursement                          1.44%                      0.92%
Net operating expenses**                                         1.50%                      1.25%
-------------------------------------------------------------------------------------------------------------
*	The redemption fee will be retained by the fund and used to offset the transaction costs that short term-trading imposes on the fund and its remaining shareholders.
**	SPARX has contractually agreed, until October 31, 2004, to waive receipt of its fees and/or assume expenses of the fund so that the expenses of each class (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowings) do not exceed the amounts shown above.

Expense example
                                       1 Year             3 Years
                                       ----------------------------------------
Investor shares                        $153               $780
Institutional shares                   $127               $590

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses, including operating expenses (except that only the first year of the periods shown reflects SPARX's contractual agreement). The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

[Side Bar] Concepts to understand

Management fee: the fee paid to SPARX for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Shareholder servicing and distribution (12b-1) fee: the fee for services provided to holders of Investor shares and for activities generally intended to result in the sale of Investor shares. These activities include account service and maintenance for holders of Investor shares and advertising, sales and marketing activities and materials. Because these fees are paid out of the fund's assets attributable to Investor shares, over time these fees will increase the cost of an investment in Investor shares and could cost more than paying other types of sales charges.

Other expenses: estimated fees to be paid by the fund for the current fiscal year for miscellaneous items such as administration, transfer agency, custody, professional and registration fees; actual expenses may vary.

MANAGEMENT

Investment adviser. The fund's investment adviser is SPARX Investment & Research, USA, Inc., 360 Madison Avenue, New York, New York 10017. Founded in 1994, SPARX is a wholly-owned subsidiary of SPARX Asset Management Co., Ltd. (SPARX Tokyo), headquartered in Tokyo, and is part of the SPARX group of companies (SPARX Group). SPARX Tokyo, a public company traded on JASDAQ, is controlled by majority shareholder and Chairman, Mr. Shuhei Abe. SPARX Tokyo is organized under Japanese law and is licensed in Japan as a discretionary investment adviser and Investment Trust Management Company. SPARX Group had approximately $3.2 billion under management as of June 30, 2003. The fund has agreed to pay SPARX a management fee at the annual rate of 1.00% of the fund's average daily net assets.

The fund's primary portfolio manager is Shuhei Abe. Mr. Abe began SPARX Group in 1989 with the establishment of SPARX Tokyo. He founded SPARX in 1994 and has been the fund's primary portfolio manager since its inception. Until 1982, Mr. Abe was an analyst for Nomura Research Institute in Japan. From 1982 to 1985, he worked in Japanese equity sales at Nomura Securities International in New York. In 1985, he formed Abe Capital Research where he managed Japanese equity investments for Soros Fund Management and Credit Suisse Bank in New York.

Kahori Ando is the fund's co-portfolio manager (since April 2004). Ms. Ando is a senior fund manager and has been with SPARX Group since 1994. Prior to that, she was with BZW Securities (Japan) Limited.

Code of ethics. The fund, SPARX and the fund's distributor have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The codes of ethics restrict the personal securities transactions of employees and require portfolio managers and other investment personnel to comply with the codes' disclosure and other procedures. The primary purpose of the codes is to ensure that personal trading by employees does not disadvantage advisory clients, including the fund.

FINANCIAL HIGHLIGHTS

As a new fund, financial highlights information is not available as of the date of this Prospectus.

BUYING AND SELLING SHARES AND OTHER SHAREHOLDER INFORMATION

BEFORE YOU INVEST

Prospectus

This Prospectus contains important information about the fund. Please read it carefully before you decide to invest.

Account registration

Once you have decided to invest in the fund, you need to select the appropriate form of account registration. There are many different types of mutual fund ownership. How you register your account with the fund can affect your legal interests, as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine what form of account registration best meets your needs. Available forms of registration include:

•	Individual. If you have reached the legal age of majority in your state of residence, you may open an individual account.

•	Joint. Two or more individuals may open an account together as joint tenants with right of survivorship, tenants in common or as community property.

•	Custodial. You may open an account for a minor under the Uniform Gift to Minors Act/Uniform Transfers to Minors Act for your state of residence.

•	Business/trust. Corporations, trusts, charitable organizations and other businesses and entities may open accounts.

•	IRAs and other tax deferred accounts. The fund offers a variety of retirement accounts for individuals and institutions. Please refer to "Retirement Account Options," for more information about these types of accounts.

Account minimums

You also need to decide how much money to invest. The following chart shows you the minimum amounts that you will need to open or add to certain types of accounts. The investment minimums for Institutional shares may be waived or lowered for certain financial intermediary programs and for investment through financial intermediaries that have entered into special arrangements, including certain retirement plan programs.

----------------------------------------------------------- ------------------------- --------------------------
                                                            INITIAL MINIMUM           ADDITIONAL MINIMUM
TYPE OF ACCOUNT                                             PURCHASE                  PURCHASE
----------------------------------------------------------- ------------------------- --------------------------
                                                            Investor   Institutional  Investor     Institutional
                                                            shares     shares         shares       shares
----------------------------------------------------------- ---------- -------------- ------------ -------------

Regular (individual, joint, business/trust)                 $1,000     $100,000       $250         $10,000
----------------------------------------------------------- ---------- -------------- ------------ -------------

IRA (including spousal, Roth and SEP)                       $1,000     $100,000       $250         $10,000
----------------------------------------------------------- ---------- -------------- ------------ -------------

Gifts to Minors                                             $1,000     $100,000       $250         $10,000
----------------------------------------------------------- ---------- -------------- ------------ -------------

Automatic Investment Plan (Investor shares only)            $1,000     N/A            $250         N/A
----------------------------------------------------------- ---------- -------------- ------------ -------------

Determining your share price

The price at which you purchase and sell the fund's shares is called the fund's net asset value (NAV) per share. The fund calculates the NAV of each share class by taking the total value of its assets, subtracting its liabilities, and dividing the total by the number of outstanding shares of that class. The fund calculates the NAV of each class once daily as of 9:30 a.m., Eastern time on days when the fund is open for business. These are generally the same days that the New York Stock Exchange (NYSE) is open for trading. The price of the shares you purchase or redeem will be the next NAV of the relevant class calculated after your order is received in good order and accepted by the fund's transfer agent, or a broker-dealer or other financial intermediary (described below) with the authority to accept orders on the fund's behalf. This means that your purchase or redemption order must be received by 9:30 a.m., Eastern time to receive the NAV for that day.

The value of the fund's assets is based on the current market value of its investments. For securities with readily available market quotations, the fund uses those quotations for pricing. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there is no such reported sale or the valuation is based on the over-the-counter market, a security will be valued at the mean between the bid and asked quotations. If securities do not have readily available market quotations, including circumstances under which SPARX determines that market prices are not accurate, such securities are valued at their fair value, as determined in good faith in accordance with procedures established by the fund's Board of Trustees. In these cases, the fund's NAV will reflect certain portfolio securities' fair value rather than any available market prices. Since the fund invests in Japanese securities, the value of the fund's portfolio securities may change on days when you will not be able to purchase or redeem your shares.

BUYING SHARES

You can buy shares directly from the fund, through its transfer agent, UMB Fund Services, Inc., or through a financial intermediary that the fund has authorized. To open an account or buy additional shares from the fund, just follow these steps:

TO OPEN AN ACCOUNT BY MAIL:	TO ADD TO AN EXISTING ACCOUNT BY MAIL:

•	Complete and sign the account application or an IRA application. If you do not complete the application properly, your purchase may be delayed or rejected.	•	Complete the investment slip that is included in your account statement, and write your account number on your check.

•	Make your check payable to "SPARX Japan Fund." The fund does not accept cash, money orders, third party checks, travelers checks, starter checks, checks drawn on non-U.S. banks outside the U.S., checks not drawn in U.S. currency or other checks deemed to be high risk.	•	If you no longer have your investment slip, please reference your name, the share class, account number and address on your check.

•	For IRAs, please specify the year for which the contribution is made.	•	Make your check payable to "SPARX Japan Fund."

Mail your application and check to: SPARX Japan Fund P.O. Box 1213 Milwaukee, WI 53201-1213	Mail the slip and the check to: SPARX Japan Fund P.O. Box 1213 Milwaukee, WI 53201-1213

By overnight courier, send to:
SPARX Japan Fund
803 West Michigan Street, Suite A
Milwaukee, WI 53233

BY TELEPHONE:	BY TELEPHONE:

You may not make your initial purchase by telephone.	•	You automatically have the privilege to purchase additional shares by telephone if you have established bank information on your account unless you have declined this service on your account application. You may call 1-800-632-1320 to purchase shares for an existing account.

•	Investments made by electronic funds transfer must be in amounts of at least $250 ($10,000 for Institutional shares investors) and not greater than $50,000 (and subject to investment minimums).

BY WIRE:	BY WIRE:

•	To purchase shares by wire, the transfer agent must have received a completed application and issued an account number to you. Call 1-800-632-1320
for instructions prior to wiring the funds.

Send your investment to UMB Bank, n.a., with these instructions:
UMB Bank, n.a.
ABA #101000695

For credit to SPARX Japan Fund
A/C #9871417794

For further credit to:
investor account
number; name(s) of investor(s); SSN or
TIN; share class; SPARX Japan Fund.	•	Send your investment to UMB Bank, n.a., by following the instructions listed in the column to the left.

If your purchase request is received by the fund's transfer agent or other authorized agent by 9:30 a.m., Eastern time on a day when the fund is open for business, your request will be executed at that day's NAV for the share class, provided that your application is in good order. "Good order" means that we have received your completed, signed application, your payment, and your tax identification number information. If your request is received after 9:30 a.m., Eastern time it will be priced at the next business day's NAV. Shares purchased by wire will receive the NAV next determined after the transfer agent receives your completed application, the wired funds and all required information is provided in the wire instructions.

Customer identification program

Federal regulations require the fund to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be), and mailing address, if different, as well as your Taxpayer Identification Number at the time you open an account. Additional information may be required in certain circumstances. Applications without such information will be rejected. To the extent permitted by applicable law, the fund reserves the right to place limits on transactions in your account until your identity is verified. The fund may close your account or take other steps as it deems reasonable if it is unable to verify your identity.

Limitations on purchases

The fund reserves the right to limit the total number of purchases and matching account liquidations in any calendar year to two. Further purchase orders may be refused after two such liquidations.

The fund also may reject purchase orders from any person or group who, in the fund's view, is likely to engage in excessive trading or is employing a "market timing" strategy.

The fund may stop accepting purchase orders at any time the fund believes it is in the best interests of current shareholders. The purpose of such action is to limit increased expenses that could be incurred by the fund when certain short-term investors buy and sell fund shares when markets are highly volatile.

Additional purchase information

In addition to the purchase limitations above, the fund also may reject a purchase order for any other reason, including if you are investing for another person as attorney-in-fact or if any investment lists "Power of Attorney" or "POA" in the registration section.

If your check or ACH purchase does not clear for any reason, your purchase will be canceled. You will be responsible for any resulting losses or expenses (including a $20 fee) incurred by the fund or the transfer agent. The fund may redeem shares in your account as reimbursement for any such losses.

If you do not certify the accuracy of your Taxpayer Identification Number on your account application, the fund will be required to withhold federal income tax at the rate set forth in applicable Internal Revenue Service rules and regulations from all of your dividends, capital gain distributions and redemptions.

This Prospectus should not be considered a solicitation to buy or an offer to sell shares of the fund in any jurisdiction where it would be unlawful to do so under the securities laws of that jurisdiction. Your application may be rejected if it does not contain a U.S. address.

The fund does not issue certificates for shares.

Transactions through financial intermediaries and their designees

In addition to purchasing shares directly from the fund, you may invest through financial advisers, broker-dealers and other financial intermediaries authorized by the fund to accept purchase and redemption orders on the fund's behalf. Financial intermediaries may charge transaction and other fees, and may set different minimum investments or limitations on buying and selling shares, than those described in this Prospectus. In addition, these intermediaries may place limits on your ability to use services the fund offers.

Intermediaries may also be authorized to designate other intermediaries to receive purchase and redemption orders on the fund's behalf. In these cases, the fund will be deemed to have received an order when an authorized financial intermediary or its designee accepts the order, and your order will be priced at the NAV of the relevant class next computed after it is received in good order by the financial intermediary or its designee. Authorized financial intermediaries and their designees are responsible for transmitting accepted orders and payment for the purchase of shares to the transfer agent within the time period agreed upon by them. If payment is not received within the time specified, your transaction may be canceled, and the financial intermediary will be held responsible for any resulting fees or losses.

Financial intermediaries programs through which the fund is available include Charles Schwab Mutual Fund OneSource Service, and the fund anticipates its addition to the mutual fund offerings at T.D. Waterhouse Securities and other brokerage firms in the near future.

SELLING SHARES

You may sell your shares on any day the fund is open for business by following the instructions below. You may elect to have redemption proceeds sent to you by check, wire or electronic funds transfer. The fund normally pays redemption proceeds within two business days, but may take up to seven days.

By mail

•	Send a letter of instruction that includes your account number, the fund name, the share class, the dollar value or number of shares you want to sell, and how and where to send the proceeds.

•	Sign the request exactly as the shares are registered. All registered owners must sign.

•	Include a Medallion signature guarantee, if necessary (see "Signature Guarantees" below).

Mail your request to:

REGULAR MAIL SPARX Japan Fund P.O. Box 1213 Milwaukee, WI 53201-1213	OVERNIGHT COURIER SPARX Japan Fund 803 West Michigan Street, Suite A Milwaukee, WI 53233

By telephone

You automatically have the privilege to redeem shares by telephone unless you have declined this option on your account application.

Call 1-800-632-1320, between 8:00 a.m. and 8:00 p.m., Eastern time. You may redeem as little as $500 and as much as $50,000 by telephone.

Redemption requests received in good order by 9:30 a.m., Eastern time on any day that the fund is open for business will be processed at that day's NAV for the relevant share class. This means that your redemption order must be received by 9:30 a.m., Eastern time to receive the NAV for that day. "Good order" means that the request includes the fund name, the share class, and your account number, the amount of the transaction (in dollars or shares), the signatures of all owners exactly as registered on the account, and any required signature guarantees. Redemption requests sent by facsimile will not be honored.

Please note that the fund may establish different requirements or privileges or require additional documents for redemptions by corporations, executors, administrators, trustees and guardians. If you have any questions about how to redeem shares, or to determine if a signature guarantee or other documentation is required, please call 1-800-632-1320.

Redemption fee

If you are selling shares you have owned for 60 days or less, the fund may deduct a 2.00% redemption fee (not charged on shares acquired through dividend reinvestment).

Additional redemption provisions

Once we receive your order to sell shares, you may not revoke or cancel it. We cannot accept an order to sell that specifies a particular date, price or any other special conditions.

If you are redeeming from an IRA, please tell us the proper tax withholding on your redemption request. If you did not make a tax election on your IRA application, we will automatically withhold 10% of your redemption proceeds.

If you paid for your fund shares with a check, the fund will process your redemption on the day it receives your request; however, it will not pay your redemption proceeds until your check has cleared, which may take up to 15 days from the date of purchase. Please note that this provision is intended to protect the fund and its shareholders from loss. You can avoid this delay by purchasing shares by a federal funds wire. If you request payment of redemption proceeds by wire transfer, payment will be transmitted only on days that commercial banks are open for business. There is currently no fee for payment of redemption proceeds by federal funds wire when you redeem your shares directly from the fund.

The fund reserves the right to suspend the redemption of fund shares when the Securities and Exchange Commission (SEC) orders that the securities markets are closed; trading is restricted for any reason; an emergency exists and disposal of securities owned by the fund is not reasonably practicable; or the fund cannot fairly determine the value of its net assets or the SEC permits the suspension of the right of redemption or postpones the date of payment of a redemption.

If your redemption request exceeds the amount that you currently have in your account, your entire account will be redeemed. Any automatic purchase plan that you have initiated for the account will be canceled.

If the amount you redeem is large enough to affect the fund's operations, the fund may pay your redemption "in kind." This means that the fund may pay you in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities you receive.

Redeeming shares through financial intermediaries

A financial intermediary may charge a fee to redeem your fund shares. If the financial intermediary is the shareholder of record, the fund may accept redemption requests only from the intermediary.

Telephone transactions

In times of drastic economic or market conditions, you may have difficulty selling shares by telephone. The fund reserves the right to temporarily discontinue or limit the telephone purchase and redemption privileges at any time during such periods. If you are unable to reach the fund by telephone, please send your redemption request via overnight courier.

The fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The fund uses procedures reasonably designed to confirm that telephone redemption instructions are genuine. These may include recording telephone transactions, testing the identity of the caller by asking for account information and sending prompt written confirmations. The fund may implement other procedures from time to time. If these procedures are followed, the fund and its service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

Signature guarantees

The fund will generally require the Medallion signature guarantee of each account owner to redeem shares in the following situations:

•	to change ownership on your account;

•	to send redemption proceeds to a different address than is currently on the account;

•	to have the proceeds paid to someone other than the account's owner;

•	to transmit redemption proceeds by federal wire transfer or ACH to a bank other than your bank of record;

•	if a change of address request has been received by the transfer agent within the last 30 days; or

•	if your redemption is for $50,000 or more.

Please note that a signature guarantee may not be sent by facsimile.

The fund requires signature guarantees to protect both you and the fund from possible fraudulent requests to redeem shares. You must obtain a signature guarantee from a participant in the Securities Transfer Association Medallion Program. You can obtain a Medallion signature guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions that participate in the Medallion Program. You should call the company before seeking a signature guarantee to make sure it is a Medallion Program participant. A notary public is not an acceptable signature guarantor.

Small accounts

All fund account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the fund reserves the right to close an account when a redemption leaves your account balance below $1,000 ($100,000 for Institutional shares). We will notify you in writing before we close your account and you will have 60 days to add additional money to bring the balance up to the required level. This provision does not apply to retirement plan accounts or UGMA/UTMA accounts.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments and distributes these gains (less any losses) to shareholders as capital gains distributions. The fund normally pays dividends and capital gains distributions annually. Fund dividends and capital gains distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including interest income and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from Japanese companies and certain other foreign companies, as well as U.S. corporations, and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.

Your redemption of shares may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive upon redemption. If you buy shares when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

CHANGES TO YOUR ACCOUNT

You may call or write us to make changes to your account. Common changes include:

•	Name changes. If your name has changed due to marriage or divorce, send us a letter of instruction signed with both your old and new names. Include a certified copy of your marriage certificate or have your signatures guaranteed.

•	Address changes. The easiest way to notify us is to return the stub from a recent confirmation or statement. You can also call the transfer agent with any changes at 1-800-632-1320.

•	Transfer of account ownership. Send us a letter including your account number, number of shares or dollar amount that are being transferred along with the name, address and Taxpayer Identification Number of the person to whom the shares are being transferred. All living registered owners must sign the letter. You will also need to include a Medallion signature guarantee. Corporations, businesses and trusts may have to provide additional documents. In order to avoid delays in processing account transfers, please call the transfer agent at 1-800-632-1320 to determine what additional documents are required.

SPECIAL FEATURES AND SERVICES

Retirement account options. The fund offers a variety of retirement accounts for individuals and organizations. These accounts may offer you tax advantages. For information on establishing retirement accounts, please call 1-800-632-1320. You should consult with your legal and/or tax adviser before you establish a retirement account.

The fund currently accepts investments into the following kinds of retirement accounts:

•	Traditional IRA (including spousal IRA)
•	"Rollover" IRA
•	Roth IRA
•	SEP-IRA

ACH transactions. If you would like to purchase shares electronically or have redemption proceeds sent directly to your bank account, you must first have certain bank account information on file with us so that funds can be transferred electronically between your fund and bank accounts. There is no charge to you for this procedure. You can establish this privilege by filling out the appropriate section of your account application. If you did not select the electronic purchase or redemption options on your original application, call us at 1-800-632-1320.

Website. You can obtain the most current Prospectus and shareholder report for the fund, as well as net asset values, applications and other fund information, by visiting the fund's web site at www.sparxfunds.com.

Automatic investment plan (Investor shares). To make regular investing more convenient, you can open an automatic investment plan with an initial investment of $1,000 and a minimum investment of $250 per month after you start your plan. We will automatically transfer from your checking or savings account the amount you want to invest on the 5th, 10th, 15th, 20th or 25th day of each month. There is no charge for this service, but if there is not enough money in your bank account to cover the withdrawal you will be charged $20, your purchase will be canceled and you will be responsible for any resulting losses to the fund. Your automatic investment plan will be terminated in the event two successive mailings to you are returned by the U.S. Post Office as undeliverable. If this occurs, you must call or write to reinstate your automatic investment plan. Any changes to your banking information upon reinstatement will require a Medallion signature guarantee. You can terminate your automatic investment plan at any time by calling the fund at least 10 days before your next scheduled withdrawal date. To implement this plan, please fill out the appropriate area of your application, or call 1-800-632-1320 for assistance.

OTHER SHAREHOLDER INFORMATION

You will receive a confirmation each time you buy, sell or exchange fund shares. Automatic investment plan participants receive quarterly confirmations of all automatic transactions. Please review your confirmation and notify us immediately if there are any discrepancies in the information.

You will receive periodic statements listing all distributions, purchases and redemptions of fund shares for the preceding period. Your year-end statement will include a listing of all transactions for the entire year.

FOR MORE INFORMATION

SPARX Japan Fund,
a series of SPARX Funds Trust
SEC file number: 811-21419

More information on this fund is available free upon request, including the following:

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this Prospectus).

Semi-annual and annual reports

The fund sends semi-annual and annual reports to shareholders. These reports provide financial information on your investments and give you a "snapshot" of the fund's portfolio holdings at the end of its semi-annual and fiscal year periods. Additionally, the annual report discusses factors, including market conditions and the fund's investment strategies and techniques, which materially affected the fund's performance during its last fiscal year.

TO OBTAIN INFORMATION:

By telephone
Call 1-800-632-1320

By mail Write to:
SPARX Japan Fund
PO Box 1213
Milwaukee, Wisconsin 53201-1213

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from:

          http://www.sec.gov
          or
          http://www.sparxfunds.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or, by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

©2004 SPARX Funds Trust